UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                               September 13, 2007


           Delaware                       000-51661              20-0297832
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(State or other jurisdiction of         (Commission            (IRS Employer
        incorporation)                  File Number)         Identification No.)


3 Harding Road, Suite E, Red Bank, New Jersey                       07701
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(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (732) 741-2840

       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 - Registrant's Business and Operations

         Item 1.01.  Entry into a Material Definitive Agreement.
         ---------   ------------------------------------------

         In May 2007, Whalehaven Capital Fund Limited, Alpha Capital Anstalt, Chestnut Ridge Partners LP, Iroquois Master Fund Ltd. and Penn Footwear purchased convertible notes in the aggregate principal amount of $800,000 (the "Outstanding Notes"), which notes are convertible into shares of our common stock, and warrants to purchase up to 1,777,779 shares of our common stock. As provided for in the subscription agreement among these subscribers and BigString Corporation ("BigString"), Whalehaven Capital Fund Limited, Alpha Capital Anstalt, Chestnut Ridge Partners LP, Iroquois Master Fund Ltd. and Penn Footwear agreed to purchase additional convertible notes in the aggregate principal amount of $800,000 and warrants to purchase up to 1,777,779 shares of our common stock, for a total subscription of $1,600,000, provided that we registered the shares of our common stock underlying the additional convertible notes and warrants by September 13, 2007 and met certain other closing conditions. Because we were unable to register the shares of our common stock underlying the additional convertible notes and warrants by September 13, 2007, Whalehaven Capital Fund Limited, Alpha Capital Anstalt, Chestnut Ridge Partners LP, Iroquois Master Fund Ltd. and Penn Footwear have not purchased the additional convertible notes and warrants. Consequently, the total gross proceeds received by us from this investment amounted to $800,000.

         Under the terms of the Outstanding Notes, we are required to pay liquidated damages equal to two percent of the purchase price of the Outstanding Notes, or $16,000, for the first thirty days following September 13, 2007, and one percent of the purchase price of the Outstanding Notes, or $8,000, for each thirty days thereafter, until the shares of our common stock underlying such Outstanding Notes are registered. In addition, for so long as the shares of our common stock underlying the Outstanding Notes remain unregistered, Whalehaven Capital Fund Limited, Alpha Capital Anstalt, Chestnut Ridge Partners LP, Iroquois Master Fund Ltd. and Penn Footwear have the right to accelerate payment of such Outstanding Notes.

Section 2 - Financial Information

         Item 2.02.   Results of Operations and Financial Condition
         ----------   ---------------------------------------------

         Contemporaneously with the filing of this Current Report on Form 8-K, BigString is filing Amendment No. 3 to its Registration Statement on Form SB-2 (File No. 333-143793) (the "Registration Statement"). Included as part of the Registration Statement are BigString's consolidated financial statements for the three and six months ended June 30, 2007. BigString has updated its consolidated financial statements for the three and six months ended June 30, 2007 included as part of the Registration Statement by including a note which discusses the ability of BigString to continue as a going concern. BigString's consolidated financial statements for the three and six months ended June 30, 2007, as updated to include the aforementioned note, are attached hereto as Exhibit 99.1.
                                                                   ------------

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         Item 2.04.   Triggering  Events  That  Accelerate  or Increase a Direct
         ----------   ----------------------------------------------------------
                      Financial Obligation or an Obligation under an Off-Balance
                      ----------------------------------------------------------
                      Sheet Arrangement.
                      -----------------

         Under the terms of the Outstanding Notes, we are required to pay liquidated damages equal to two percent of the purchase price of the Outstanding Notes, or $16,000, for the first thirty days following September 13, 2007, and one percent of the purchase price of the Outstanding Notes, or $8,000, for each thirty days thereafter, until the shares of our common stock underlying such Outstanding Notes are registered. In addition, for so long as the shares of our common stock underlying the Outstanding Notes remain unregistered, Whalehaven Capital Fund Limited, Alpha Capital Anstalt, Chestnut Ridge Partners LP, Iroquois Master Fund Ltd. and Penn Footwear have the right to accelerate payment of such Outstanding Notes.

Section 9 - Financial Statements and Exhibits

         Item 9.01.   Financial Statements and Exhibits.
         ---------    ---------------------------------

              (d) Exhibits:

              Exhibit
              Number       Description
              ------       -----------

              99.1 BigString Corporation and Subsidiaries Consolidated Financial Statements for the Three and Six Months Ended June 30, 2007


                           Forward Looking Statements

         Statements about the future expectations of BigString, and all other statements in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, other than historical facts, are "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and as that term is defined in the Private Securities Litigation Reform Act of 1995. BigString intends that such forward-looking statements shall be subject to the safe harbors created thereby. Since these statements involve certain risks and uncertainties and are subject to change at any time, BigString's actual results could differ materially from expected results.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 BIGSTRING CORPORATION
                                      -----------------------------------------
                                                     (Registrant)



                                      By:  /s/ Darin M. Myman
                                          -------------------------------------
                                          Darin M. Myman
                                          President and Chief Executive Officer


Date:  October 12, 2007

                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

99.1 BigString Corporation and Subsidiaries Consolidated Financial Statements for the Three and Six Months Ended June 30, 2007.